Exhibit 16(24)(i)
POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Megan Huddleston
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18th day of November, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature

/s/ Alain M. Karaoglan
Alain M. Karaoglan, President and Director

Witness & Notary
Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:
First Witness signs:	/s/ Anngharaad S. Reid		First Witness signs:	/s/ Maria Stewart
Printed name of witness: Anngharaad S. Reid			Printed name of witness: Maria Stewart
State of Connecticut)
County of Hartford ) ss: at Windsor on November 18, 2014.
Personally Appeared Alain M. Karaoglan, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.
/s/ Nicole L. Molleur
/s/ Nicole L. Molleur		Notary Public, State of Connecticut
Notary Public		Commission Expires: 11/30/2019

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Megan Huddleston
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18th day of November, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature

/s/ Mark B. Kaye
Mark B. Kaye, Senior Vice President and Chief Financial Officer

Witness & Notary
Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:
First Witness signs:	/s/ Dawn Boothe		First Witness signs:	/s/ Trent MacCasland
Printed name of witness: Dawn Boothe			Printed name of witness: Trent MacCasland
State of Connecticut)
County of Hartford ) ss: at Windsor on November 18, 2014.
Personally Appeared Mark B. Kaye, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.
/s/ Stephanie P. Rivera
/s/ Stephanie P. Rivera		Notary Public, State of Connecticut
Notary Public		Commission Expires	1/31/2019

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Megan Huddleston
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18th day of November, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer

Statement of Witness
On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.
/s/ Joseph D. Horan			Signature of Witness #1
Joseph D. Horan			Printed or typed name of Witness #1
Voya Financial, 5780 Powers Ferry Rd., NW			Address of Witness #1
Atlanta, GA 30327
/s/ Edward A. Breunig			Signature of Witness #2
Edward A. Breunig			Printed or typed name of Witness #2
Voya Financial, 5780 Powers Ferry Rd., NW			Address of Witness #2
Atlanta, GA 30327

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Megan Huddleston
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18th day of November, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature

/s/ Rodney O. Martin, Jr.
Rodney O. Martin, Jr., Director

Witness & Notary
Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:
First Witness signs:	/s/ Anngharaad S. Reid		First Witness signs:	/s/ Maria Stewart
Printed name of witness: Anngharaad S. Reid			Printed name of witness: Maria Stewart
State of Connecticut)
County of Hartford ) ss: at Windsor on November 18, 2014.
Personally Appeared Rodney O. Martin, Jr., Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.
/s/ Nicole L. Molleur
/s/ Nicole L. Molleur		Notary Public, State of Connecticut
Notary Public		Commission Expires: 11/30/2019

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Megan Huddleston
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18th day of November, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature
/s/ Chetlur S. Ragavan
Chetlur S. Ragavan, Director

Witness & Notary
Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:
First Witness signs:	/s/ Anngharaad S. Reid		First Witness signs:	/s/ Maria Stewart
Printed name of witness: Anngharaad S. Reid			Printed name of witness: Maria Stewart
State of Connecticut)
County of Hartford ) ss: at Windsor on November 18, 2014.
Personally Appeared Chetlur S. Ragavan, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.
/s/ Nicole L. Molleur
/s/ Nicole L. Molleur		Notary Public, State of Connecticut
Notary Public		Commission Expires: 11/30/2019

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-
8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company
INDIVIDUALS WITH POWER OF ATTORNEY: J. Neil McMurdie, Julie Rockmore and Megan Huddleston
REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75988	033-79122	333-105479	333-130827	333-162593
033-61897	033-75992	033-81216	333-109622	333-130833	333-166370
033-64277	033-75996	333-01107	333-109860	333-133157	333-167182
033-75248	033-75998	333-09515	333-129091	333-133158	333-167680
033-75962	033-76002	333-27337	333-130822	333-134760
033-75974	033-76004	333-56297	333-130825	333-153730
033-75980	033-76018	333-72079	333-130826	333-162420

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 18th day of November, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.
Signature
/s/ Michael S. Smith
Michael S. Smith, Director

Witness & Notary
Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:
First Witness signs:	/s/ Anngharaad S. Reid		First Witness signs:	/s/ Maria Stewart
Printed name of witness: Anngharaad S. Reid			Printed name of witness: Maria Stewart
State of Connecticut)
County of Hartford ) ss: at Windsor on November 18, 2014.
Personally Appeared Michael S. Smith, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.
/s/ Nicole L. Molleur
/s/ Nicole L. Molleur		Notary Public, State of Connecticut
Notary Public		Commission Expires: 11/30/2019